UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    November 5, 2007

DARLING INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-24620

DELAWARE	36-2495346
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

251 O'CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
(Address of principal executive offices)

Registrant's telephone number, including area code:    972.717.0300

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      /  /        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

      /  /        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

      /  /        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

      /  /        Pre-commencement communcations pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02
Results of Operations and Financial Condition.

On November 5, 2007, Darling International Inc. (the “Company”) issued a press release announcing its conference call and webcast for the Company’s financial results for the quarter ended September 29, 2007.  A copy of this press release is attached hereto as Exhibit 99.1.

On November 8, 2007, the Company issued a press release announcing financial results for the quarter ended September 29, 2007.  A copy of this press release is attached hereto as Exhibit 99.2.

The information in this Item 2.02, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1 99.2	Press Release dated November 5, 2007 (furnished pursuant to Item 2.02). Press Release dated November 8, 2007 (furnished pursuant to Item 2.02).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.
By: /s/ John O. Muse
Date: November 8, 2007	John O. Muse Executive Vice President Finance and Administration

EXHIBIT LIST

99.1	Press Release dated November 5, 2007 (furnished pursuant to Item 2.02).

99.2	Press Release dated November 8, 2007 (furnished pursuant to Item 2.02).